UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2020

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On April 17, 2020, Kimbell Royalty Partners, LP (“Kimbell”) and Kimbell Royalty Operating, LLC (“Opco” and, together with Kimbell, the “Buyer Parties”), completed the previously announced acquisition (the “Acquisition”) of (i) all of the equity interests in Springbok Energy Partners, LLC pursuant to the Securities Purchase Agreement, dated as of January 9, 2020 (the “Springbok I Purchase Agreement”), by and among the Buyer Parties and the sellers named therein and (ii) all of the equity interests in Springbok Energy Partners II, LLC pursuant to the Securities Purchase Agreement, dated as of January 9, 2020 (the “Springbok II Purchase Agreement” and, together with the Springbok I Purchase Agreement, the “Springbok Purchase Agreements”), by and among the Buyer Parties and the seller named therein (the “Springbok II Seller”).

The aggregate consideration for the Acquisition consisted of (i) approximately $95.0 million in cash, subject to standard pre-closing adjustments, (ii) the issuance of 2,224,358 common units representing limited partner interests in Kimbell (“Common Units”) to Silver Spur Resources, LLC (“SSR”) and SEP I Holdings, LLC (“SEP I Holdings”) pursuant to the Springbok I Purchase Agreement (the “Springbok I Unit Consideration”) and (iii) the issuance of 2,497,134 common units representing limited liability company interests in Opco (“Opco Common Units”) and an equal number of Class B units representing limited partner interests in Kimbell (“Class B Units”) to the Springbok II Seller pursuant to the Springbok II Purchase Agreement (the “Springbok II Unit Consideration”).

In connection with the closing of the Acquisition, Kimbell entered into a Registration Rights Agreement, dated as of April 17, 2020 (the “RRA”), by and among Kimbell, SSR, SEP I Holdings and the Springbok II Seller (collectively, the “Holders”). Pursuant to the terms of the RRA, Kimbell has agreed to (i) prepare a shelf registration statement or an amendment to its existing shelf registration statement, in either event, with respect to the resale of (a) the Common Units comprising the Springbok I Unit Consideration and (b) the Common Units issuable upon the conversion of the Opco Common Units and an equal number of Class B Units comprising the Springbok II Unit Consideration (all such Common Units, the “Registrable Securities”) that would permit some or all of the Registrable Securities to be resold in registered transactions (the “Shelf Registration Statement”), (ii) file the Shelf Registration Statement with the Securities and Exchange Commission (the “SEC”) within 30 days of the execution of the RRA, (iii) use its reasonable best efforts to cause the Shelf Registration Statement to become effective as soon as reasonably practicable following such filing but, in any event, within 120 days of the execution of the RRA, (iv) use its reasonable best efforts to maintain the effectiveness of the Shelf Registration Statement for the maximum period permitted by the SEC while the Holders and each of their permitted transferees are in possession of Registrable Securities and (v) under certain circumstances, conduct underwritten offerings of or including Registrable Securities. If the Shelf Registration Statement is not effective prior to the 120th day after the execution of the RRA, then each applicable Holder will be entitled to certain liquidated damages as set forth in the RRA.

The RRA sets forth the priority of the Holders’ rights with regard to the inclusion of Registrable Securities in any underwritten offering in which the existing holders of registration rights party to (i) Kimbell’s Amended and Restated Registration Rights Agreement, dated as of March 25, 2019, or (ii) Kimbell’s Contribution, Conveyance, Assignment and Assumption Agreement, dated as of December 20, 2016, elect to participate.

The foregoing description of the RRA does not purport to be complete and is qualified in its entirety by reference to the text of the RRA, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the terms of the Springbok Purchase Agreements, on April 17, 2020, Kimbell issued the 2,224,358 Common Units comprising the Springbok I Unit Consideration and Kimbell and Opco issued the 2,497,134 Class B Units and an equal number of Opco Common Units, respectively, comprising the Springbok II Unit Consideration. The Common Units, Class B Units and Opco Common Units were issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act. The Opco Common Units, together with the Class B Units, are exchangeable for an equal number of Common Units. Any future issuance of Common Units pursuant to an exchange election by the holders of such Opco Common Units and such Class B Units will also be undertaken in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On April 20, 2020, Kimbell issued a news release announcing that it has completed the Acquisition. A copy of the news release is attached hereto, furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
4.1	Registration Rights Agreement, dated as of April 17, 2020, by and among Kimbell Royalty Partners, LP, Silver Spur Resources, LLC, SEP I Holdings, LLC and Springbok Energy Partners II Holdings, LLC
99.1	News release issued by Kimbell Royalty Partners, LP dated April 20, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

	By:	Kimbell Royalty GP, LLC,
its general partner

	By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: April 20, 2020